                                                                    EXHIBIT 99.1

HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
--------------------------------------------------------------------------------

Heller Financial Inc.- Servicer
Annual  Summary Statement - Restricting Events                             For the year ended
                  January 31, 1999                                         December 31, 1998
                                                                           ------------------
RESTRICTING EVENTS
------------------

A) AVERAGE CUMULATIVE NET LOSS RATIO

          The Average Cumulative Net Loss Ratio                                      0.49%
          The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                no

B) A Servicer Event occurred (yes/no)                                                  no

C) AN EVENT OF DEFAULT OCCURRED (YES/NO)                                               no

BASED ON A, B AND C, A RESTRICTING EVENT OCCURRED (YES/NO)                             no
----------------------------------------------------------

HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
--------------------------------------------------------------------------------

Heller Financial Inc.- Servicer
Annual Summary Statement- Limitations                                                 For the year ended
                  January 31, 1999                                                    December 31, 1998
                                                                                      -----------------
AN OBLIGOR EVENT OCCURRED                                                                         no


10% SUBSTITUTION LIMIT CALCULATION
----------------------------------

                  Percentage of Substitute Contracts replacing Defaulted
                       Contracts and Adjusted Contracts                                         0.00%
                  Percentage of Substitute Contracts replacing Defaulted
                       Contracts and Adjusted Contracts exceeds 10% (yes/no)                      no

5% SKIPPED PAYMENT LIMIT CALCULATION

                  The percent of contracts  with Skipped  Payment  modifications                0.18%
                  0.18% The DCB exceeds 5% of the initial  ADCB  (yes/no) no Any
                  Skipped Payments have been deferred later than 12 months
                       prior to the Class B Maturity Date                                         no

CONCENTRATION AMOUNTS (ONLY APPLICABLE AT THE CUTOFF DATE OR IN THE EVENT OF A SUBSTITUTION)
--------------------------------------------------------------------------------------------

       (i)        The ADCB of all End-User Contracts with Obligors that are
                       governmental entities or municipalities exceeds 1.13% of the
                       ADCB of the Contract  Pool                                                 no
      (ii)        The ADCB of all End-User Contracts which finance, lease or are related to Software exceeds 3.88% of the ADCB of the
                       Contract Pool                                                              no
     (iii)        The ADCB of all End-User Contracts with Obligors who
                       comprise the three largest Obligors (measured by ADCB as
                       of the date of determination) exceeds 5.09% of the ADBC
                       of the Contract Pool                                                       no
      (iv)        The ADCB of all End-User Contracts with Obligors who
                       comprise the 20 largest Obligors (measured by ADCB as of
                       the date of determination) exceeds 24.79%  of the ADCB
                       of the Contract Pool                                                       no
       (v)        The ADCB of the End-User Contracts related to a single
                       Vendor, or representing a Vendor Loan of such Vendor or
                       affiliate thereof exceeds 23.01% of the ADCB of the
                       Contract Pool                                                              no
      (vi)        The ADCB of all End-User Contracts with Obligors thereof
                       located in a single State of the United States exceeds
                       17.73% of the ADCB of the Contract Pool                                    no

HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
--------------------------------------------------------------------------------

Heller Financial Inc.- Servicer
Annual Summary Statement - Accounts                                                                 For the year ended
                  January 31, 1999                                                                  December 31, 1998
                                                                                                    -----------------
                  Scheduled Payments, net of Excluded Amounts, Minus
                       Servicing Advances, Plus Payaheads                                               76,728,503.06

                  Prepayment Amounts                                                                    33,145,367.83

                  Recoveries                                                                             1,202,423.33

                  Investment Earnings - Collection Account                                                 575,573.71

                  Investment Earnings - Depositied into Collection Account                                  65,527.24

                  Late Charges                                                                              72,580.45

                  Expired Lease Proceeds                                                                            -

                  Servicer Advances                                                                      2,681,074.91

                  Available Amounts                                                                    114,471,050.53

                  Distributions to Noteholders and Certificateholders                                  114,471,050.50

                  Excess to Certificateholders                                                                      -

HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
--------------------------------------------------------------------------------

Heller Financial Inc.- Servicer
Annual Summary Statement - Schedules                                                          For the year ended
                  January 31, 1999                                                            December 31, 1998
                                                                                              -----------------
UNREIMBURSED SERVICER ADVANCES
------------------------------
                  Unreimbursed Servicer Advances distributed                                                -

SERVICING FEE
-------------
                  Monthly Servicing Fee distributed                                                859,389.13

CLASS A-1 INTEREST
------------------
                  Class A-1 interest distribution                                                   76,537.03

CLASS A-2 INTEREST
------------------
                  Class A-2 interest distribution                                                9,908,162.86

CLASS B INTEREST
----------------
                  Class B interest distribution                                                    431,945.39

CLASS C INTEREST
----------------
                  Class C interest distribution                                                    296,100.59
                                                                                                            -
CLASS D INTEREST                                                                                            -
-----------------
                  Class D interest distribution                                                    360,007.09

CLASS A-1 PRINCIPAL
-------------------
                  Class A-1 Principal Payment Amount distributed                                            -

CLASS A-2 PRINCIPAL
-------------------
                  Class A-2 Principal Payment Amount distributed                                 5,574,969.97

CLASS B PRINCIPAL
-----------------
                  Class B Principal Payment Amount distributed                                     238,927.28

CLASS C PRINCIPAL
-----------------
                  Class C Principal Payment Amount distributed                                     159,284.85

CLASS D PRINCIPAL
-----------------
                  Class D Principal Payment Amount distributed                                     252,859.04

RESERVE FUND
------------
                  Required Reserve Fund Amount (lesser of (i) initial ADCB * 1%
                       or (ii) outstanding principal of the Notes)                               2,738,265.00
                  Draw on Reserve Fund
                  Required deposit to Reserve Fund                                                          -
                  Interest Earned on Reserve Account                                               163,136.52
                  Deposit to Certificateholder                                                      97,636.28
                  Deposit to Collection Account                                                     65,500.24
                  Ending Reserve Fund balance                                                    2,738,265.00

                  Ending Reserve Fund balance as a percentage of ADCB                                    2.27%

HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
--------------------------------------------------------------------------------

Heller Financial Inc.- Servicer
Annual Summary Statement - Note Factors                                                   For the year ended
                  January 31, 1999                                                        December 31, 1998
                                                                                          -----------------
                  CLASS A-1                      CUSIP # 423327AA3
                  ---------
                  Class A-1 principal balance                                                          0.00
                  Initial Class A-1 principal balance                                         62,980,096.00
                  Note factor                                                                   0.000000000

                  CLASS A-2                      CUSIP # 423327AB1
                  ---------
                  Class A-2 principal balance                                                109,490,661.72
                  Initial Class A-2 principal balance                                        191,678,552.00
                  Note factor                                                                   0.571220205


                  CLASS B                        CUSIP # 423327AC9
                  -------
                  Class B principal balance                                                    4,692,456.88
                  initial Class B principal balance                                            8,214,795.00
                  Note factor                                                                   0.571220205


                  Class C                        CUSIP # 423327AD7
                  -------
                  Class C principal balance                                                    3,128,304.59
                  Initial Class C principal balance                                            5,476,530.00
                  Note factor                                                                   0.571220205


                  Class D
                  -------
                  Class D principal balance                                                    3,600,290.36
                  Initial Class D principal balance                                            5,476,530.00
                  Note factor                                                                   0.657403568

HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
--------------------------------------------------------------------------------

Heller Financial Inc.- Servicer
Annual Summary Statement - Pool Data                                                      For the year ended
                  January 31, 1999                                                        December 31, 1998
                                                                                          -----------------
ADCB AS OF THE DECEMBER 31, 1998                                                             120,439,727.78

LOSS AND DELINQUENCY DATA FOR PERIOD
------------------------------------

DCB of Defaulted Contracts for the year ended December 31, 1998                                2,274,929.87
Number of Defaulted Contracts for the year ended December 31, 1998                                       20
Defaulted Contracts as a percentage of ADCB (annualized)                                              17.12%

DCB of  Adjusted  Contracts  for the year  ended  December  31,  1998                                     -
Number of Adjusted Contracts for the year ended December 31, 1998                                         -

DCB of Prepaid Contracts for the year ended December 31, 1998                                 24,884,498.19
Number of Prepaid Contracts for the year ended December 31, 1998                                        159

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust
     during for the year ended December 31, 1998                                                       0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to
     Trust during for the year ended December 31, 1998                                                    0

DCB of Warranty Contracts for the year ended December 31, 1998                                 5,621,529.06
Number of Warranty Contracts for the year ended December 31, 1998                                         4

DCB of repurchased Contracts for the year ended December 31, 1998                              4,834,768.23
Number of repurchased Contracts for the year ended December 31, 1998                                      3

DCB of Additional Contracts for the year ended December 31, 1998                               2,068,713.71
Number of Additional Contracts for the year ended December 31, 1998                                       3

Recoveries collected relating to Defaulted Contracts
     for the year ended December 31, 1998                                                      1,202,423.33

DELINQUENCIES
                  Current                                                                    117,219,557.12
                  31-60 days past due                                                          3,688,806.45
                  61-90 days past due                                                            436,792.99
                  Over 90 days past due                                                          177,073.51
                                                                                        -------------------
                  Total                                                                      121,522,230.07

                  31+ days past due                                                            4,302,672.95


                  Current                                                                             96.46%
                  31-60 days past due                                                                  3.04%
                  61-90 days past due                                                                  0.36%
                  Over 90 days past due                                                                0.15%
                                                                                        -------------------
                  Total                                                                              100.00%

                  31+ days past due                                                                    3.54%

       (i)        DCB of cumulative Defaulted Contracts                                        2,578,804.66
      (ii)        Cumulative Recoveries realized on Defaulted Contracts                        1,202,423.33
                  Cumulative net losses to date  ( (i) - (ii) )                                1,376,381.33